Exhibit 99.1
                                                     ------------

KPMG

200 Crescent Court                           Telephone 214-840-2000
Suite 300                                    Fax 214-840-2297
Dallas, TX  75201-1885








April 18, 2002




Mr. Jim McAlister
Vice President Finance
Intac International, Inc.
14001 Dallas Parkway, Suite 1200
Dallas, TX  USA  75240

Dear Mr. McAlister:

     This is to confirm that the client-auditor relationship between Intac International, Inc. (Commission File Number 000-
32621) and KPMG LLP has ceased.


Very truly yours,


/s/ KPMG LLP
KPMG LLP

cc:  Robert K. Herdman, Chief Accountant
     Securities and Exchange Commission